DELAWARE(SM)
INVESTMENTS
-----------------
Philadelphia o London


Delaware American
Government Bond
Fund


(formerly U.S. Government Fund)

Class A o Class B o Class C


Prospectus September 29, 1999

Current Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 ................................................................................
Fund profile                                               page 2
Delaware American Government Bond Fund                          2
 ................................................................................
How we manage the Fund                                     page 5
Our investment strategies                                       5
The securities we typically invest in                           6
The risks of investing in the Fund                              8
 ................................................................................
Who manages the Fund                                       page 9
Investment manager                                              9
Portfolio managers                                              9
Fund administration (Who's who)                                10
 ................................................................................
About your account                                        page 11
Investing in the Fund                                          11
   Choosing a share class                                      11
How to reduce your sales charge                                13
How to buy shares                                              14
Retirement plans                                               15
How to redeem shares                                           16
Account minimums                                               17
Special services                                               17
Dividends, distributions and taxes                             19
Certain management considerations                              19
 ................................................................................
Financial highlights                                      page 20



                                                                            1
                                                                            ----

Profile: Delaware American Government Bond Fund

What are the Fund's goals?
   The Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.

Who should invest in the Fund
o   Investors with medium or long range goals.
o   Investors looking for regular income from their investments.
o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

Who should not invest in the Fund
o   Investors with very short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o   Investors seeking long-term growth of capital.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.



What are the Fund's main investment strategies? We invest primarily in U.S. government securities including:

o   U.S. Treasury bills, notes and bonds;

o other debt securities issued or unconditionally guaranteed by the U.S. government or backed by the full faith and credit of the U.S. government; and

o debt issued or guaranteed by U.S. government agencies or instrumentalities, including debt obligations guaranteed by the Government National Mortgage Association, also known as GNMA, Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) and other mortgage-backed securities.

We may also invest up to 20% of our net assets in high quality non-government fixed-income securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. Mortgage-backed securities may experience increased pre-payments on the underlying mortgages if interest rates decline, which may require the Fund to reinvest in lower yielding securities. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for the Fund. For a more complete discussion of risk, please turn to page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

   2
----

How has the Fund performed?

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-, five- and 10-year or lifetime periods, if applicable. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Year-by-year total return (Class A)

1998         7.08%
1997         8.45%
1996         2.82%
1995        13.71%
1994        -5.81%
1993         7.79%
1992         6.37%
1991        15.14%
1990          8.79
1989        11.41%


The Fund's Class A shares had a -2.45% year-to-date return as of June 30, 1999. During the periods illustrated in this bar chart, Class A's highest quarterly return was 6.47% for the quarter ended June 30, 1989 and its lowest quarterly return was -3.78% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 4.75%, which is normally deducted when you purchase shares, is not reflected in the total returns above or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table shown below do include the sales charge.

Average annual returns for periods ending 12/31/98

  CLASS                                     A                    B                      C        Lehman Brothers
                                                                                                      Government
                                                    (if redeemed)*         (if redeemed)*             Bond Index
                           (Inception 8/1/85)   (Inception 5/2/94)   (Inception 11/29/95)
---------------------------------------------------------------------------------------------------------------------
  1 year                                1.96%                2.34%                  5.34%                  9.85%
---------------------------------------------------------------------------------------------------------------------
  5 years                               4.03%                  N/A                    N/A                  7.18%
---------------------------------------------------------------------------------------------------------------------
  10 years or lifetime**                6.91%                5.43%                  5.74%                  9.17%
---------------------------------------------------------------------------------------------------------------------

The table above shows the Fund's average annual returns over various time periods compared to the performance of the Lehman Brothers Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

  *If redeemed at end of period shown. If shares were not redeemed, the returns for Class B would be 6.34% and 5.76%, respectively, for the one-year and lifetime periods. Returns for Class C would be 6.34% and 5.74%, respectively, for the one-year and lifetime periods.
**Lifetime returns are shown if the Fund or Class existed for less than ten years. The Lehman Brothers Government Bond Index return shown is for ten years. The Index returns for Class B and Class C lifetime periods were 8.79% and 7.65%, respectively. Maximum sales charges are included in the Fund returns in the table.


                                                                            3
                                                                            ----

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.


CLASS                                                           A           B            C
-------------------------------------------------------------------------------------------------

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price                  4.75%      none         none
-------------------------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
   redemption price, whichever is lower                         none(1)      4%(2)        1%(3)
-------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   reinvested dividends                                         none        none         none
-------------------------------------------------------------------------------------------------
Redemption fees                                                 none        none         none
-------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted from
the Fund's assets.

Management fees(4)                                              0.55%       0.55%        0.55%
-------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees                           0.30%(5)    1.00%        1.00%
-------------------------------------------------------------------------------------------------
Other expenses                                                  0.37%       0.37%        0.37%
-------------------------------------------------------------------------------------------------
Total operating expenses                                        1.22%       1.92%        1.92%
-------------------------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(7)                    A                B               B                C               C
                                                   (if redeemed)                    (if redeemed)
-------------------------------------------------------------------------------------------------------
1 year                    $593             $195             $595            $195             $295
-------------------------------------------------------------------------------------------------------
3 years                   $844             $603             $903            $603             $603
-------------------------------------------------------------------------------------------------------
5 years                 $1,113           $1,037           $1,237          $1,037           $1,037
-------------------------------------------------------------------------------------------------------
10 years                $1,882           $2,061           $2,061          $2,243           $2,243
-------------------------------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to certain redemptions. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The management fee has been restated to reflect a new management fee which became effective on April 1, 1999.
(5) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for the Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

   4
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


How we manage the Fund

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio manager pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund invests in a mix of fixed-income securities, primarily those that are issued or guaranteed by the U.S. government. The Fund may also invest a portion of its assets in high-quality non-government securities. Through careful selection of bonds, we strive to provide high current income with emphasis on stability of principal.

We typically invest a significant portion of the Fund's assets in mortgage-related securities. When selecting mortgage securities for the portfolio we carefully evaluate them based on their income potential, but we generally also look for mortgages with characteristics that reduce the likelihood of prepayment by the homeowner. Such characteristics might include low remaining balances, interest rates that are lower than current rates, or failure to prepay in a previous period of low interest rates.

The weighted average maturity of the Fund will typically be between seven and 10 years. This is considered an intermediate range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer us attractive income potential with lower price fluctuations than longer term bonds.

The Fund's investment objective - to seek high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities - is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


How to use this glossary
The glossary includes definitions of investment terms used throughout the prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Glossary A

Amortized cost
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
An average of when the individual bonds and other debt securities held in a portfolio will mature.

                                                                            5
                                                                            ----

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

---------------------------------------------------------    -----------------------------------------------------------------
Securities                                                   How we use them
---------------------------------------------------------    -----------------------------------------------------------------
Direct U.S. Treasury obligations: include Treasury bills,    We may invest without limit in U.S. Treasury securities.
notes and bonds of varying maturities. U.S. Treasury
securities are backed by the "full faith and credit" of
the United States.
---------------------------------------------------------    -----------------------------------------------------------------
Government agency obligations: securities issued or backed   We may invest without limit in the debt securities of U.S.
by U.S. government agencies or government-sponsored          government agencies or instrumentalities.
corporations such as the Federal Housing Authority or the
Export-Import Bank. These securities may or may not be
backed by the full faith and credit of the U.S.
government.
---------------------------------------------------------    -----------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that     There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving       securities or on fully collateralized privately issued
principal and interest payments as the underlying mortgage   mortgage-backed securities.
loans are paid back. Many are issued and guaranteed
against default by the U.S. government or its agencies or    We may invest up to 20% of net assets in mortgage-backed
instrumentalities, such as the Federal Home Loan Mortgage    securities issued by private companies only if they are
Corporation, Federal National Mortgage Association and the   100% collateralized at the time of issuance by securities
Government National Mortgage Association. Others are         issued or guaranteed by the U.S. government, its agencies
issued by private financial institutions, and are fully      or instrumentalities. However, these securities must be
collateralized by certificates issued or guaranteed by the   rated in one of the four highest categories by nationally
U.S. government or its agencies or instrumentalities.        recognized statistical rating organization, such as S&P or
                                                             Moody's, at the time of purchase. The privately issued
                                                             securities we invest in are either CMOs or REMICs rated in the two highest grades by an NRSRO at the time of purchase
                                                             (see below).
---------------------------------------------------------    -----------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately        See Mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is the
mortgages that are grouped into different pools according
to their maturity.
---------------------------------------------------------    -----------------------------------------------------------------
Real estate mortgage investment conduits (REMICs):           See Mortgage-backed securities above.
Privately issued mortgage-backed bonds whose underlying
value is a fixed pool of mortgages secured by an interest
in real property. Like CMOs, REMICs offer different pools.
---------------------------------------------------------    -----------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts   We invest only in asset-backed securities rated in the
receivables, including home equity, automobile or credit     highest quality category by an NRSRO. In addition, our
loans.                                                       holdings of non-government securities (asset-backed securities, corporate bonds, certificates of deposit and corporate
                                                             commercial paper) may not exceed 20% of the Fund's net assets.
---------------------------------------------------------    -----------------------------------------------------------------



B-C


Bond
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.


Bond ratings
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical rating organization.


Capital
The amount of money you invest.



   6
----

---------------------------------------------------------    -----------------------------------------------------------------
Securities                                                   How we use them
---------------------------------------------------------    -----------------------------------------------------------------
Corporate bonds: Debt obligations issued by a corporation.   We may invest in corporate bonds that are rated A or above by an NRSRO. Our total holdings of non-government
                                                             securities, including corporate bonds and certificates of
                                                             deposit, may not exceed 20% of net assets.
---------------------------------------------------------    -----------------------------------------------------------------
Certificates of deposit and obligations of both U.S. and     We may invest in certificates of deposit from banks that
foreign banks: Interest paying debt instruments issued by    have assets of at least one billion dollars. These
a bank.                                                      securities are subject to our 20% limit on non-government
                                                             securities.
---------------------------------------------------------    -----------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations      We may invest in commercial paper that is rated P-1 by
with maturities ranging from two to 270 days, issued by      Moody's and/or A-1 by S&P. These securities are subject to
companies.                                                   our 20% limit on non-government securities.
---------------------------------------------------------    -----------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such    Typically, we use repurchase agreements as a short-term
as the Fund, and seller of securities in which the seller    investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time    these repurchase agreements, we must have collateral of at
at the same price the buyer paid for them, plus an amount    least 102% of the repurchase price.
equal to an agreed upon interest rate. Repurchase
agreements are often viewed as equivalent to cash.
---------------------------------------------------------    -----------------------------------------------------------------
Options and futures: Options represent a right to buy or     At times when we anticipate adverse conditions, we may
sell a security or a group of securities at an agreed        want to protect gains on securities without actually
upon price at a future date. The purchaser of an option      selling them. We might use options or futures to
may or may not choose to go through with the transaction.    neutralize the effect of any price declines, without
                                                             selling a bond or bonds, or as a hedge against changes in
                                                             interest rates.

Futures contracts are agreements for the purchase or sale    Use of these strategies can increase the operating costs
of a security or a group of securities at a specified        of the Fund and can lead to loss of principal.
price, on a specified date. Unlike an option, a futures
contract must be executed unless it is sold before the
settlement date.

Certain options and futures may be considered to be
derivative securities.
---------------------------------------------------------    -----------------------------------------------------------------
Restricted securities: Privately placed securities whose     We may invest in privately placed securities that are
resale is restricted under securities law.                   eligible for resale only among certain institutional
                                                             buyers without registration, including Rule 144A
                                                             Securities. Restricted securities that are determined to
                                                             be illiquid may not exceed the Fund's 10% limit on
                                                             illiquid securities, which is described below.
---------------------------------------------------------    -----------------------------------------------------------------
Interest rate swaps agreements: In an interest rate swap,    Interest rates swaps may be used to adjust the Fund's
the Fund receives payments from another party based on a     sensitivity to interest rates by changing its duration. We
floating interest rate, in return for making payments based   may also use interest rate swaps to hedge against changes
on a fixed interest rate. An interest rate swap can also     in interest rates. Interest rate swaps will be considered
work in reverse with the Fund receiving payments based on a  illiquid securities (see below).
fixed interest rate and making payments based on a
floating interest rate.
---------------------------------------------------------    -----------------------------------------------------------------
Illiquid securities: Securities that do not have a ready     We may invest up to 10% of total assets in illiquid
market, and cannot be easily sold within seven days at       securities.
approximately the price that the Fund has valued them.
---------------------------------------------------------    -----------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on the securities listed in the table above.

Lending securities
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

Portfolio turnover The Fund's annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.

Capital appreciation
An increase in the value of an investment.

Capital gains distributions
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

Contingent deferred sales charge (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

                                                                           7
                                                                           ----

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. You should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when you invest in the Delaware American Government Bond Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

---------------------------------------------------------    -----------------------------------------------------------------
Risks                                                        How we strive to manage them
---------------------------------------------------------    -----------------------------------------------------------------
Interest rate risk is the risk that securities will          Interest rate risk is the most significant risk for this
decrease in value if interest rates rise. The risk is        Fund. In striving to manage this risk, we monitor economic
greater for bonds with longer maturities than for those      conditions and the interest rate environment. We keep the
with shorter maturities. The success of an interest rate     average maturity of the portfolio as short as is prudent,
swap strategy depends on how well the portfolio manager      in keeping with our objective to provide high current
forecasts interest rate movements. Depending on the          income.
actual movements of interest rates, the Fund could
experience a higher or lower return than anticipated.        The Fund will not invest in interest rate swaps with maturities
For example, if the Fund holds interest rate swaps and       of more than two years. Each business day we will calculate the
is required to make payments based on variable interest      amount the Fund must pay for any swap it holds and will segregate
rates, it will be required to make increased payments if     enough cash or other liquid securities to cover that amount the
interest rates rise, which will not necessarily be offset    Fund must pay on the swap.
by the fixed-rate payments it is entitled to receive
under the swap agreement.
---------------------------------------------------------    -----------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond      high quality individual bonds that we believe can provide
market will decline in value because of factors such as      a steady stream of income regardless of interim
economic conditions, future expectations or investor         fluctuations in the bond market. We do not buy and sell
confidence.                                                  securities for short-term purposes.

                                                             We may hold a substantial part of the Fund's assets in
                                                             cash or cash equivalents as a temporary, defensive
                                                             strategy.
---------------------------------------------------------    -----------------------------------------------------------------
Credit risk is the possibility that a bond's issuer          By focusing primarily on U.S. Treasury securities and
(or an entity that insures the bond) will be unable to       other securities that are backed by the U.S. government,
make timely payments of interest and principal.              we minimize the possibility that any of the securities in
                                                             our portfolio will not pay interest or principal. U.S.
                                                             government securities are generally considered to be of
                                                             the highest quality.

                                                             When selecting non-government securities and the dealers with whom we do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis before investing.
---------------------------------------------------------    -----------------------------------------------------------------
Liquidity risk is the possibility that securities cannot     U.S. Treasuries and other U.S. government debt securities
be readily sold within seven days at approximately the       are typically the most liquid securities available.
price that the Fund has valued them.                         Therefore, liquidity risk is not a significant risk for
                                                             this Fund.

                                                             Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.
---------------------------------------------------------    -----------------------------------------------------------------
Prepayment risk is the risk that the principal on a bond     Prepayment risk can be a significant risk to this Fund
that the Fund owns will be prepaid prior to maturity at a    because we may invest a large percentage of our holdings
time when interest rates are lower than what that bond was   in mortgage securities. Homeowners or others who have
paying. The Fund would then have to reinvest that money at   mortgages are more likely to prepay them when interest
a lower interest rate.                                       rates are relatively low. In order to manage this risk,
                                                             when interest rates are low or when we anticipate that rates will be declining, we look for mortgage securities that we believe are less likely to be prepaid, such as those that
                                                             have interest rates lower than current rates or have low
                                                             remaining loan balances.
---------------------------------------------------------    -----------------------------------------------------------------
Futures and options risk is the possibility that the Fund    We will use options and futures for defensive purposes,
may experience a significant loss if it employs an options   such as to protect gains in the portfolio without actually
or futures strategy related to a security or a market        selling a security or to neutralize the impact of interest
index and that security or index moves in the opposite       rate changes. We will not use futures and options for
direction from what the portfolio manager anticipated.       speculative reasons or in an effort to enhance return.
Futures and options also involve additional expenses,
which could reduce any benefit or increase any loss to the
Fund from using the strategy.
---------------------------------------------------------    -----------------------------------------------------------------

C-F

Corporate bond
A debt security issued by a corporation. See Bond.

Depreciation
A decline in an investment's value.

Diversification
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

   8
----

Who manages the Fund

Investment manager

The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund, the manager was paid 0.58% of average daily net assets for the last fiscal year.

Portfolio managers

Paul A. Grillo has responsibility for making investment decisions for the Fund. When making decisions for the Fund, Mr. Grillo regularly consults with H. Thomas McMeekin.


Paul A. Grillo, Vice President/Portfolio Manager of the Fund, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has been managing the Fund since February 21, 1997.

H. Thomas McMeekin, Executive Vice President and Chief Investment Officer, Fixed Income, joined Delaware Investments in 1999. He has over 24 years of investment management experience which includes serving as President of Lincoln Investment Management, Inc., an affiliate of Delaware Investments. Mr. McMeekin holds a BA in Economics from the University of Rochester and an MBA in Finance and Accounting from Cornell University. He also completed the Advanced Management Program at Harvard Business School.


Expense ratio
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.


Fixed-income securities
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

                                                                            9
                                                                            ----

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                                  Board of Trustees


Investment manager                    The Fund                 Custodian
Delaware Management Company                                    The Chase Manhattan Bank
One Commerce Square                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                         Brooklyn, NY 11245

Portfolio managers        Distributor                  Service agent
(see page 9 for details)  Delaware Distributors, L.P.  Delaware Service Company, Inc.
                          1818 Market Street           1818 Market Street
                          Philadelphia, PA 19103       Philadelphia, PA 19103

                                           Financial advisers

                                              Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

G-N

Government securities
Securities issued by the U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Government
Bond Index
An index composed of The Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicy issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government).

  10
----

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

o Class A shares have an up-front sales charge of up to 4.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

Class A sales charges

                          Sales charge as %      Sales charge as % of    Dealer's commission as %
Amount of purchase        of offering price      amount invested         of offering price
---------------------------------------------------------------------------------------------------

Less than $100,000            4.75%                  4.93%                   4.00%
---------------------------------------------------------------------------------------------------

$100,000 but
under $250,000                3.75%                  3.84%                   3.00%
---------------------------------------------------------------------------------------------------

$250,000 but
under $500,000                2.50%                  2.60%                   2.00%

---------------------------------------------------------------------------------------------------

$500,000 but
under $1 million              2.00%                  2.05%                   1.60%
---------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you may have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year.

                          Sales charge as %      Sales charge as % of    Dealer's commission as %
Amount of purchase        of offering price      amount invested         of offering price
---------------------------------------------------------------------------------------------------
$1 million up to
  $5 million                   none                  none                      1.00%
---------------------------------------------------------------------------------------------------

Next $20 million
Up to $25 million              none                  none                      0.50%
---------------------------------------------------------------------------------------------------

Amount over $25 million        none                  none                      0.25%
---------------------------------------------------------------------------------------------------

Management fee
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASD)
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

                                                                            11
                                                                            ----

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

N-S

Nationally recognized statistical
rating organization (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Duff & Phelps, Inc.
(Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

  12
----

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

                                                                                          Share class
Program                      How it works                              A                       B                        C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent             Through a Letter of Intent you agree to   X                 Although the Letter of
                             invest a certain amount in Delaware                         Intent and Rights of
                             Investment Funds (except money market                       Accumulation do not apply
                             funds with no sales charge) over a                          to the purchase of Class
                             13-month period to qualify for reduced                      B and C shares, you can
                             front-end sales charges.                                    combine your purchase of
--------------------------------------------------------------------------------         Class A shares with your
                                                                                         purchase of B and C
                                                                                         shares to fulfill your
                                                                                         Letter of Intent or
                                                                                         qualify for Rights of
                                                                                         Accumulation.

Rights of Accumulation       You can combine your holdings or          X
                             purchases of all funds in the Delaware
                             Investments family (except money market
                             funds with no sales charge) as well as
                             the holdings and purchases of your
                             spouse and children under 21 to qualify
                             for reduced front-end sales charges.
------------------------------------------------------------------------------------------------------------------------------------

Reinvestment of redeemed     Up to 12 months after you redeem shares,  For Class A, you  For Class B, your           Not available
shares                       you can reinvest the proceeds with no     will not have to  account will be
                             additional sales charge.                  pay an additional credited with the
                                                                       front-end sales   contingent deferred
                                                                       charge.           sales charge you
                                                                                         previously paid on
                                                                                         the amount you are
                                                                                         reinvesting. Your
                                                                                         schedule for
                                                                                         contingent deferred
                                                                                         sales charges and
                                                                                         conversion to Class
                                                                                         A will not start
                                                                                         over again; it will
                                                                                         pick up from the
                                                                                         point at which you
                                                                                         redeemed your
                                                                                         shares.
------------------------------------------------------------------------------------------------------------------------------------

SIMPLE IRA, SEP/IRA,         These investment plans may qualify for    X                 There is no reduction
SAR/SEP, Prototype Profit    reduced sales charges by combining the                      in sales charges for
Sharing, Pension, 401(k),    purchases of all members of the group.                      Class B or Class C
SIMPLE 401(k), 403(b)(7),    Members of these groups may also qualify                    shares for group
and 457 Retirement Plans     to purchase shares without a front-end                      purchases by
                             sales charge and a waiver of any                            retirement plans.
                             contingent deferred sales charges.


Principal
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
To cash in your shares by selling them back to the mutual fund.

Risk
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Sales charge
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

                                                                            13
                                                                            ----

How to buy shares
[Graphic omitted]
Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[Graphic omitted]
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[Graphic omitted]
By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[Graphic omitted]
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[Graphic omitted]
Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

S-T

SEC (Securities and Exchange Commission)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

  14
----

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for an Education IRA is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Education IRAs.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine the Fund's net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the Board of Trustees.

Retirement plans
In addition to being an appropriate investment for your Individual Retirement Account (IRA), Roth IRA and Education IRA, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial adviser, or call 800.523.1918.


Statement of Additional Information (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Total return
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Treasury bills
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
Securities issued by the U.S. Treasury with maturities of one to 10 years.


                                                                            15
                                                                            ----

How to redeem shares

[Graphic omitted]
Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[Graphic omitted]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[Graphic omitted]
By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[Graphic omitted]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, the First Union Bank fee (currently $7.50) will be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[Graphic omitted]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


[Graphic omitted]
Through checkwriting

You may redeem shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans or for Class B or Class C shares. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to the regulations of First Union Bank and may be subject to a charge if the check amount exceeds the value of your account.


U-V
Uniform Gift to Minors Act and Uniform Transfers to Minors Act
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.


Volatility
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

  16
----

How to redeem shares
(continued)

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Uniform Gift to Minors Act accounts or accounts with automatic investing plans, $500 for Education IRAs) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.



Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

Automatic Investing Plan

The Automatic Investing Plan allows you to make regular monthly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as social security or direct transfers from your bank account.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.


                                                                            17
                                                                            ----

Special services
(continued)

Dividend Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM) On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.


Systematic Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

  18
----

Dividends, distributions and taxes

Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid twice a year. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may also adversely affect the issuers of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 compliance in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the effect of Year 2000 on any company or the performance of its securities.

Investments by fund of funds

The Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Fund and Foundation Funds as a result of these transactions.


                                                                            19
                                                                            ----

Financial highlights

The Financial highlights tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                                                   Class A

                                                                                                  Year ended
Delaware American Government Bond Fund                                                               7/31
                                                    1999        1998        1997         1996        1995

Net asset value, beginning of period                $7.720      $7.760       $7.590      $7.860       $8.000
Income (loss) from investment operations:
Net investment income                                0.474       0.528        0.544       0.588        0.656
Net realized and unrealized gain (loss) on
   investments and futures contracts                (0.420)     (0.040)       0.170      (0.270)      (0.140)
                                                  --------    --------     --------    --------     --------
Total from investment operations                     0.054       0.488        0.714       0.318        0.516
                                                  --------    --------     --------    --------     --------
Less dividends:
Dividends from net investment income                (0.474)     (0.528)      (0.544)     (0.588)      (0.656)
                                                  --------    --------     --------    --------     --------
Total dividends                                     (0.474)     (0.528)      (0.544)     (0.588)      (0.656)
                                                  --------    --------     --------    --------     --------
Net asset value, end of year                        $7.300      $7.720       $7.760      $7.590       $7.860
                                                  ========    ========     ========    ========     ========
Total return(2)                                       0.59%       6.50%        9.77%       4.09%        6.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)           $114,027    $127,001     $138,844    $164,156     $206,083
Ratio of expenses to average net assets               1.25%       1.20%        1.16%       1.20%        1.24%
Ratio of net investment income to
   average net assets                                 6.16%       6.80%        7.13%       7.55%        8.40%
Portfolio turnover                                     142%        119%          63%         81%          70%



(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

How to read the Financial highlights

Net investment income
Net investment income includes dividend and interest income earned from the Fund's investments; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and futures contracts
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends-Dividends from net investment income."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                                                  Class B                                           Class C
                                                                                                    Period
                                                 Year ended                           Year ended   11/29/95(1)
                                                     7/31                                  7/31     through
     1999       1998        1997         1996        1995         1999        1998         1997      7/31/96

   $7.720      $7.760      $7.590       $7.860      $8.000       $7.720      $7.760       $7.590      $7.950

    0.421       0.474       0.490        0.533       0.601        0.422       0.474        0.491       0.348

   (0.421)     (0.040)      0.170       (0.270)     (0.140)      (0.422)     (0.040)       0.170      (0.360)
  -------     -------     -------       ------      ------       ------      ------       ------      ------
    0.000       0.434       0.660        0.263       0.461        0.000       0.434        0.661      (0.012)
  -------     -------     -------       ------      ------       ------      ------       ------      ------
   (0.420)     (0.474)     (0.490)      (0.533)     (0.601)      (0.420)     (0.474)      (0.491)     (0.348)
  -------     -------     -------       ------      ------       ------      ------       ------      ------
   (0.420)     (0.474)     (0.490)      (0.533)     (0.601)      (0.420)     (0.474)      (0.491)     (0.348)
  -------     -------     -------       ------      ------       ------      ------       ------      ------
   $7.300      $7.720      $7.760       $7.590      $7.860       $7.300      $7.720       $7.760      $7.590
  =======     =======     =======       ======      ======       ======      ======       ======      ======
    (0.11%)      5.76%       9.01%        3.36%       6.08%       (0.11%)      5.76%        9.01%      (0.17%)

  $19,147     $13,642     $10,695       $9,754      $7,394       $4,077      $2,047       $1,308      $1,029
     1.95%       1.90%       1.86%        1.90%       1.94%        1.95%       1.90%        1.86%       1.90%

     5.46%       6.10%       6.43%        6.85%       7.66%        5.46%       6.10%        6.43%       6.85%
      142%        119%         63%          81%         70%         142%        119%          63%         81%

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

                                                                            21
                                                                            ----

Delaware American Government Bond Fund


Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges. Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4304

Delaware American Government Bond Fund Symbols

                          CUSIP        NASDAQ
Class A                 246094205       DEGGX
Class B                 246094601       DEGBX
Class C                 246094700       DUGCX


DELAWARE
INVESTMENTS
-----------------
Philaselphia o London



P-023 [--] PP 9/99

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Delaware American
Government Bond
Fund

(formerly U.S. Government Fund)

Institutional Class

Prospectus September 29, 1999



Current Income Fund






The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

--------------------------------------------------------------------------------
Fund profile                                               page 2
Delaware American Government Bond Fund                          2
--------------------------------------------------------------------------------
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              7
--------------------------------------------------------------------------------
Who manages the Fund                                       page 8
Investment manager                                              8
Portfolio managers                                              8
Fund administration (Who's who)                                 9
--------------------------------------------------------------------------------
About your account                                        page 10
Investing in the Fund                                          10
   How to buy shares                                           11
   How to redeem shares                                        13
   Account minimums                                            14
   Exchanges                                                   14
Dividends, distributions and taxes                             14
--------------------------------------------------------------------------------
Certain management considerations                         page 15
--------------------------------------------------------------------------------
Financial highlights                                      page 16

Profile: Delaware American Government Bond Fund

What are the Fund's goals?

     The Fund seeks high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Although the Fund will strive to achieve its investment goal, there is no assurance that it will.

Who should invest in the Fund

     o  Investors with medium or long range goals.

     o  Investors looking for regular income from their investments.

     o Investors looking for a bond investment to help balance their investments in stocks or more aggressive securities.

Who should not invest in the Fund

     o  Investors with very short-term financial goals.

     o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

     o  Investors seeking long-term growth of capital.

What are the Fund's main investment strategies? We invest primarily in U.S. government securities including:

o U.S. Treasury bills, notes and bonds;

o other debt securities issued or unconditionally guaranteed by the U.S. government or backed by the full faith and credit of the U.S. government; and

o debt issued or guaranteed by U.S. government agencies or instrumentalities, including debt obligations guaranteed by the Government National Mortgage Association, also known as GNMA, Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae) and other mortgage-backed securities.

We may also invest up to 20% of our net assets in high quality non-government fixed-income securities.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected by changes in bond prices, particularly as a result of changes in interest rates. Mortgage-backed securities may experience increased pre-payments on the underlying mortgages if interest rates decline, which may require the Fund to reinvest in lower yielding securities. The Fund may also experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability for the Fund. For a more complete discussion of risk, please turn to page 7.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has the Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns of all shares for the one-, five- and 10-year periods. The Institutional Class commenced operations on June 1, 1992. Return information for the Institutional Class for the periods prior to the time it commenced operations is calculated by taking the performance of the Fund's Class A shares and eliminating all sales and asset based charges that apply to Class A shares. The Fund's past performance is not necessarily an indication of how it will perform in the future.

Year-by-year total return (Institutional Class)

1998        7.40%
1997        8.76%
1996        3.12%
1995       14.40%
1994       -5.53%
1993        8.12%
1992        6.67%
1991       15.42%
1990        9.05%
1989       11.69%


As of June 30, 1999, the Fund's Institutional Class shares had a year-to-date return of -2.30%. During the ten years illustrated in this bar chart, the Institutional Class' highest quarterly return was 8.68% for the quarter ended June 30, 1989 and its lowest quarterly return was -3.71% for the quarter ended March 31, 1994.


                              Average annual returns for periods ending 12/31/98

                                                                Lehman Brothers
                                                                     Government
                                   Institutional Class               Bond Index

  1 year                                  7.40%                         9.85%
  5 years                                 5.35%                         7.18%
  10 years                                7.72%                         9.17%

The table above shows the Fund's average annual returns over various time periods compared to the performance of the Lehman Brothers Government Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding the securities.

What are the Fund's fees and expenses?
--------------------------------------------------------------------------------

You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
   purchases as a percentage of offering price               none
--------------------------------------------------------------------------------
Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
   redemption price, whichever is lower                      none
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   reinvested dividends                                      none
--------------------------------------------------------------------------------
Redemption fees                                              none
--------------------------------------------------------------------------------
Exchange fees(1)                                             none
--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.

Management fees                                              0.55%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                        none
--------------------------------------------------------------------------------
Other expenses                                               0.37%
--------------------------------------------------------------------------------
Total operating expenses                                     0.92%
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                       $94
3 years                                     $293
5 years                                     $509
10 years                                  $1,131





(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio manager pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

The Fund invests in a mix of fixed-income securities, primarily those that are issued or guaranteed by the U.S. government. The Fund may also invest a portion of its assets in high-quality non-government securities. Through careful selection of bonds, we strive to provide high current income with emphasis on stability of principal.

We typically invest a significant portion of the Fund's assets in mortgage-related securities. When selecting mortgage securities for the portfolio we carefully evaluate them based on their income potential, but we generally also look for mortgages with characteristics that reduce the likelihood of prepayment by the homeowner. Such characteristics might include low remaining balances, interest rates that are lower than current rates, or failure to prepay in a previous period of low interest rates.

The weighted average maturity of the Fund will typically be between seven and 10 years. This is considered an intermediate range maturity. By keeping the average maturity in this intermediate range, we aim to reduce the Fund's sensitivity to changes in interest rates. When interest rates rise, prices of bonds and bond funds generally decline and when interest rates decline, prices generally rise. We believe intermediate-maturity bonds generally offer us attractive income potential with lower price fluctuations than longer term bonds.

The Fund's investment objective - to seek high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities - is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.


How to use this glossary

The glossary includes definitions of investment terms used throughout the prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Glossary A-C     Amortized cost                         Average maturity
                 ---------------------------------------------------------------
                 Amortized cost is a method used to     An average of when the
                 value a fixed-income security that     individual bonds and
                 starts with the face value of the      other debt securities
                 security and then adds or subtracts    held in a portfolio will
                 from that value depending on whether   mature.
                 the purchase price was greater or
                 less than the value of the security
                 at maturity. The amount greater or
                 less than the par value is divided
                 equally over the time remaining
                 until maturity.

The securities we typically invest in

Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
Direct U.S. Treasury obligations: include Treasury bills,             We may invest without limit in U.S. Treasury securities.
notes and bonds of varying maturities. U.S. Treasury
securities are backed by the "full faith and credit" of
the United States.
------------------------------------------------------------------------------------------------------------------------------------
Government agency obligations: securities issued or backed            We may invest without limit in the debt securities of U.S.
by U.S. government agencies or government-sponsored                   government agencies or instrumentalities.
corporations such as the Federal Housing Authority or the
Export-Import Bank. These securities may or may not be backed by the full faith and credit of the U.S. government.
------------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed securities: Fixed-income securities that              There is no limit on government-related mortgage-backed
represent pools of mortgages, with investors receiving principal      securities or on fully collateralized privately issued
and interest payments as the underlying mortgage loans are paid       mortgage-backed securities.
back. Many are issued and guaranteed against default by the U.S.
government or its agencies or instrumentalities, such as the          We may invest up to 20% of net assets in mortgage-backed
Federal Home Loan Mortgage Corporation, Federal National              securities issued by private companies only if they are 100%
Mortgage Association and the Government National Mortgage             collateralized at the time of issuance by securities issued or
Association. Others are issued by private financial institutions,     guaranteed by the U.S. government, its agencies or
and are fully collateralized by certificates issued or guaranteed     instrumentalities. However, these securities must be rated in
by the U.S. government or its agencies or instrumentalities.          one of the four highest categories by nationally recognized statistical rating organization, such as S&P or Moody's, at the time of purchase. The privately issued securities we
                                                                      invest in are either CMOs or REMICs rated in the two highest grades by an NRSRO at the time of purchase (see below).
------------------------------------------------------------------------------------------------------------------------------------
Collateralized mortgage obligations (CMOs): Privately issued          See mortgage-backed securities above.
mortgage-backed bonds whose underlying value is the mortgages that are grouped into different pools according to their
maturity.
------------------------------------------------------------------------------------------------------------------------------------
Real estate mortgage investment conduits (REMICs): Privately          See mortgage-backed securities above.
issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property.
Like CMOs, REMICs offer different pools.
------------------------------------------------------------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts            We invest only in asset-backed securities rated in the highest
receivables, including home equity, automobile or credit              quality category by an NRSRO. In addition, our holdings of
loans.                                                                non-government securities (asset-backed securities, corporate bonds, certificates of deposit and corporate commercial paper)
                                                                      may not exceed 20% of the Fund's net assets.
------------------------------------------------------------------------------------------------------------------------------------
Corporate bonds: Debt obligations issued by a corporation.            We may invest in corporate bonds that are rated A or above by an NRSRO. Our total holdings of non-government securities, including corporate bonds and certificates of deposit, may not exceed 20% of net assets.
------------------------------------------------------------------------------------------------------------------------------------
Certificates of deposit and obligations of both U.S. and              We may invest in certificates of deposit from banks that have
foreign banks: Interest paying debt instruments issued by a           assets of at least one billion dollars. These securities are
bank.                                                                 subjet to our 20% limit on non-government securities.
------------------------------------------------------------------------------------------------------------------------------------




Bond                                                      Bond ratings                                Capital
------------------------------------------------------------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company,       Independent evaluations of                   The amount of money
municipality or government agency. In return for         creditworthiness, ranging from               you invest.
lending money to the issuer, a bond buyer generally      Aaa/AAA (highest quality) to D (lowest
receives fixed periodic interest payments and            quality). Bonds rated Baa/BBB or
repayment of the loan amount on a specified maturity     better are considered investment grade.
date. A bond's price changes prior to maturity and is    See also Nationally recognized
inversely related to current interest rates. When        statistical rating organization.
interest rates rise, bond prices fall, and when
interest rates fall, bond prices rise.

------------------------------------------------------------------------------------------------------------------------------------
                Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
Corporate commercial paper: Short-term debt obligations with           We may invest in commercial paper that is rated P-1 by
maturities ranging from two to 270 days, issued by                     Moody's and/or A-1 by S&P. These securities are subject to
companies.                                                             our 20% limit on non-government securities.

------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements: An agreement between a buyer, such as           Typically, we use repurchase agreements as a short-term
the Fund, and seller of securities in which the seller                 investment for our cash position. In order to enter into
agrees to buy the securities back within a specified time at           these repurchase agreements, we must have collateral of at
the same price the buyer paid for them, plus an amount equal           least 102% of the repurchase price.
to an agreed upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
Options and futures: Options represent a right to buy or               At times when we anticipate adverse conditions, we may want
sell a security or a group of securities at an agreed upon             to protect gains on securities without actually selling
price at a future date. The purchaser of an option may or may          them. We might use options or futures to neutralize the
not choose to go through with the transaction.                         effect of any price declines, without selling a bond or
                                                                       bonds, or as a hedge against changes in interest rates.
Futures contracts are agreements for the purchase or sale of
a security or a group of securities at a specified price, on a         Use of these strategies can increase the operating costs of
specified date. Unlike an option, a futures contract must be           the Fund and can lead to loss of principal.
executed unless it is sold before the settlement date.

Certain options and futures may be considered to be
derivative securities.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose               We may invest in privately placed securities that are
resale is restricted under securities law.                             eligible for resale only among certain institutional buyers without registration, including Rule 144A Securities.
                                                                       Restricted securities that are determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities,
                                                                       which is described below.
------------------------------------------------------------------------------------------------------------------------------------
Interest rate swaps agreements: In an interest rate swap, the          Interest rates swaps may be used to adjust the Fund's
Fund receives payments from another party based on a floating          sensitivity to interest rates by changing its duration. We
interest rate, in return for making payments based on a fixed          may also use interest rate swaps to hedge against changes in
interest rate. An interest rate swap can also work in                  interest rates. Interest rate swaps will be considered
reverse, with the Fund receiving payments based on a fixed             illiquid securities (see below).
interest rate and making payments based on a floating
interest rate.
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready               We may invest up to 10% of total assets in illiquid
market, and cannot be easily sold within seven days at                 securities.
approximately the price that the Fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Please see the Statement of Additional Information for additional descriptions on the securities listed in the table above.

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions.

Borrowing from banks The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

Portfolio turnover The Fund's annual portfolio turnover may exceed 100%. A turnover rate of 100% would occur if the Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for the Fund.

       Capital                                                                              Consumer Price
    |  appreciation           Capital gains distributions           Compounding             Index (CPI)
C-D |----------------------------------------------------------------------------------------------------------
    |  An increase in         Payments to mutual fund               Earnings on an          Measurement of
       the value of an        shareholders of profits               investment's            U.S. inflation;
       investment.            (realized gains) from the sale        previous earnings.      represents the price
                              of a fund's portfolio securities.                             of a basket of
                              Usually paid once a year; may                                 commonly
                              be either short-term gains or                                 purchased goods.
                              long-term gains.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. You should consider an investment in the Fund to be a long-term investment that typically provides the best results when held for a number of years. The following are the chief risks you assume when you invest in Delaware American Government Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

-------------------------------------------------------------------------------------------------------------------------------
                Risks                                                       How we strive to manage them
-------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities will decrease       Interest rate risk is the most significant risk for this
in value if interest rates rise. The risk is greater for           Fund. In striving to manage this risk, we monitor economic
bonds with longer maturities than for those with shorter           conditions and the interest rate environment. We keep the
maturities. The success of an interest rate swap strategy          average maturity of the portfolio as short as is prudent, in
depends on how well the portfolio manager forecasts interest       keeping with our objective to provide high current income.
rate movements. Depending on the actual movements of
interest rates, the Fund could experience a higher or lower        The Fund will not invest in interest rate swaps with maturities
return than anticipated. For example, if the Fund holds            of more than two years. Each business day we will calculate the
interest rate swaps and is required to make payments based         amount the Fund must pay for any swap it holds and will
on variable interest rates, it will be required to make            segregate enough cash or other liquid securities to cover that
increased payments if interest rates rise, which will not          amount the Fund must pay on the swap.
necessarily be offset by the fixed-rate payments it is
entitled to receive under the swap agreement.
-------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the              We maintain a long-term investment approach and focus on
securities in a certain market - like the stock or bond            high quality individual bonds that we believe can provide a
market will decline in value because of factors such as            steady stream of income regardless of interim fluctuations
economic conditions, future expectations or investor               in the bond market. We do not buy and sell securities for
confidence.                                                        short-term purposes.

                                                                   We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.
-------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an         By focusing primarily on U.S. Treasury securities and other
entity that insures the bond) will be unable to make timely        securities that are backed by the U.S. government, we
payments of interest and principal.                                minimize the possibility that any of the securities in our portfolio will not pay interest or principal. U.S.
                                                                   government securities are generally considered to be of the highest quality.

                                                                   When selecting non-government securities and the dealers
                                                                   with whom we would do interest rate swaps, we focus on those with high quality ratings and do careful credit analysis
                                                                   before investing.
-------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be        U.S. Treasuries and other U.S. government debt securities
readily sold within seven days at approximately the price          are typically the most liquid securities available.
that the Fund has valued them.                                     Therefore, liquidity risk is not a significant risk for this
                                                                   Fund.

                                                                   Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest
                                                                   rate swaps.
-------------------------------------------------------------------------------------------------------------------------------
Prepayment risk is the risk that the principal on a bond           Prepayment risk can be a significant risk to this Fund
that the Fund owns will be prepaid prior to maturity at a          because we may invest a large percentage of our holdings in
time when interest rates are lower than what that bond was         mortgage securities. Homeowners or others who have mortgages
paying. The Fund would then have to reinvest that money at a       are more likely to prepay them when interest rates are
lower interest rate.                                               relatively low. In order to manage this risk, when interest rates are low or when we anticipate that rates will be
                                                                   declining, we look for mortgage securities that we believe are less likely to be prepaid, such as those that have
                                                                   interest rates lower than current rates or have low
                                                                   remaining loan balances.
-------------------------------------------------------------------------------------------------------------------------------
Futures and options risk is the possibility that the Fund          We will use options and futures for defensive purposes, such
may experience a significant loss if it employs an options         as to protect gains in the portfolio without actually
or futures strategy related to a security or a market index        selling a security or to neutralize the impact of interest
and that security or index moves in the opposite direction         rate changes. We will not use futures and options for
from what the portfolio manager anticipated. Futures and           speculative reasons or in an effort to enhance return.
options also involve additional expenses, which could reduce any benefit or increase any loss to the Fund from using the
strategy.
-------------------------------------------------------------------------------------------------------------------------------

                                                                        Dividend
Corporate bond           Depreciation         Diversification           distribution        Duration
-------------------------------------------------------------------------------------------------------------------------
A debt security issued   A decline in an      The process of            Payments to         A measurement of a
by a corporation.        investment's value.  spreading                 mutual fund         fixed-income
See Bond.                                     investments among a       shareholders of     investment's price
                                              number of different       dividends passed    volatility. The larger the
                                              securities, asset         along from the      number, the greater
                                              classes or investment     fund's portfolio    the likely price change
                                              styles to reduce the      of securities.      for a given change in
                                              risks of investing.                           interest rates.

Who manages the Fund
--------------------------------------------------------------------------------

Investment   The Fund is managed by Delaware Management Company, a series of
   manager   Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware
             Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services to the Fund, the manager was paid 0.58% of average daily net assets for the last fiscal year.

 Portfolio   Paul A. Grillo has responsibility for making investment decisions
  managers   for the Fund. When making decisions for the Fund, Mr. Grillo regularly consults with H. Thomas McMeekin.

             Paul A. Grillo, Vice President/Portfolio Manager of the Fund, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has been managing the Fund since February 21, 1997.

             H. Thomas McMeekin, Executive Vice President and Chief Investment Officer, Fixed Income, joined Delaware Investments in 1999. He has over 24 years of investment management experience which includes serving as President of Lincoln Investment Management, Inc., an affiliate of Delaware Investments. Mr. McMeekin holds a BA in Economics from the University of Rochester and an MBA in Finance and Accounting from Cornell University. He also completed the Advanced Management Program at Harvard Business School.

E-L  |  Expense ratio                                                     Fixed-income securities
     |------------------------------------------------------------------------------------------------------------------------
     |  A mutual fund's total operating expenses, expressed as            With fixed-income securities, the money you
        a percentage of its total net assets. Operating expenses are      originally invested is paid back at a pre-specified
        the costs of running a mutual fund, including                     maturity date. These securities, which include
        management fees, offices, staff, equipment and expenses           government, corporate or municipal bonds, as
        related to maintaining the fund's portfolio of securities         well as money market securities, typically pay a
        and distributing its shares. They are paid from the fund's        fixed rate of return (often referred to as interest).
        assets before any earnings are distributed to shareholders.       See Bond.

Who's who?   This diagram shows the various organizations involved
             with managing, administering, and servicing the Delaware
             Investments funds.

                                  Board of Trustees


Investment manager                    The Fund                 Custodian
Delaware Management Company                                    The Chase Manhattan Bank
One Commerce Square                                            4 Chase Metrotech Center
Philadelphia, PA 19103                                         Brooklyn, NY 11245

Portfolio managers        Distributor                  Service agent
(see page 8 for details)  Delaware Distributors, L.P.  Delaware Service Company, Inc.
                          1818 Market Street           1818 Market Street
                          Philadelphia, PA 19103       Philadelphia, PA 19103

                                             Shareholders

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.


Government                                                                      Lehman Brothers
securities                Inflation                   Investment goal           Government Bond Index
--------------------------------------------------------------------------------------------------------------------------------
Securities issued by the  The increase in the         The objective, such as    An index composed of The Treasury Bond Index (all
U.S. government or its    cost of goods and           long-term capital         public obligations of the U.S. Treasury, excluding
agencies. They include    services over time. U.S.    growth or high current    flower bonds and foreign-targeted issues) and the
Treasuries as well as     inflation is frequently     income, that a mutual     Agency Bond Index (all publicly issued debt of
agency-backed             measured by changes         fund pursues.             U.S. government agencies and quasi-federal
securities such as        in the Consumer Price                                 corporations, and corporate debt guaranteed
Fannie Maes.              Index (CPI).                                          by the U.S. government).

About your account
--------------------------------------------------------------------------------

Investing in the Fund

Institutional Class shares are available for purchase only by the following:

               o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

               o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

               o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

               o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; and

               o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

M-N |     Management fee               Market capitalization                           Maturity
    |-------------------------------------------------------------------------------------------------------------
    |     The amount paid by a         The value of a corporation determined by        The length of time until a
          mutual fund to the           multiplying the current market price of a       bond issuer must repay
          investment adviser for       share of common stock by the number             the underlying loan
          management services,         of shares held by shareholders. A               principal to bondholders.
          expressed as an annual       corporation with one million shares
          percentage of the fund's     outstanding and the market price per
          average daily net assets.    share of $10 has a market capitalization
                                       of $10 million.

How to buy shares

(Graph)
By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

(Graph)
By wire
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

(Graph)
By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800.510.4015.

(Graph)
Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

                                              Nationally recognized statistical                                Net asset
NASD Regulation, Inc. (NASD)                  rating organization (NRSRO)                                      value (NAV)
--------------------------------------------------------------------------------------------------------------------------------
A self-regulating organization, consisting    A company that assesses the credit quality of bonds,             The daily dollar
of brokerage firms (including distributors    commercial paper, preferred and common stocks and                value of one
of mutual funds), that is responsible for     municipal short-term issues, rating the probability that         mutual fund share.
overseeing the actions of its members.        the issuer of the debt will meet the scheduled interest          Equal to a fund's
                                              payments and repay the principal. Ratings are published          net assets divided
                                              by such companies as Moody's Investors Service, Inc.             by the number of
                                              (Moody's), Standard & Poor's Ratings Group (S&P), Duff &         shares outstanding.
                                              Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

How to buy shares  The price you pay for shares will depend on when we receive
      (continued)  your purchase order. If we or an authorized agent receive your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

                   We determine the funds net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at fair market value using a method approved by the Board of Trustees.

P-S |  Preferred stock                        Principal                      Prospectus                         Redeem
    |----------------------------------------------------------------------------------------------------------------------------
    |  Preferred stock has preference over    Amount of money you            The official offering document     To cash in your
       common stock in the payment of         invest (also called capital).  that describes a mutual fund,      shares by selling
       dividends and liquidation of assets.   Also refers to a bond's        containing information             them back to the
       Preferred stocks also often pay        original face value, due to    required by the SEC, such as       mutual fund.
       dividends at a fixed rate and are      be repaid at maturity.         investment objectives, policies,
       sometimes convertible into                                            services and fees.
       common stock.

How to redeem shares

(Graph)
By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

(Graph)
By telephone
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

(Graph)
By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

(Graph)
Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

(Graph)
Through checkwriting
You may redeem shares by writing checks of $500 or more. Checks must be signed by all owners of the account unless you indicate otherwise on your Investment Application. The checkwriting feature is not available for retirement plans. Also, because dividends are declared daily, you may not close your account by writing a check. When you write checks you are subject to the regulations of First Union Bank and may be subject to a charge if the check amount exceeds the value of your account.

                                                               SEC (Securities and
Risk                          Sales charge                     Exchange Commission)       Share classes
----------------------------------------------------------------------------------------------------------------------
Generally defined as          Charge on the purchase or        Federal agency             Different classifications of
variability of value; also    redemption of fund shares        established by Congress    shares; mutual fund share
credit risk, inflation risk,  sold through financial advisers. to administer the laws     classes offer a variety of
currency and interest rate    May vary with the amount         governing the securities   sales charge choices.
risk. Different investments   invested. Typically used to      industry, including
involve different types and   compensate advisers for advice   mutual fund companies.
degrees of risk.              and service provided.


How to redeem shares    If you hold your shares in certificates, you must submit
         (continued)    the certificates with your request to sell the shares.
                        We recommend that you send your certificates by certified mail.

                        When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

    Account minimums    If you redeem shares and your account balance falls
                        below $250, the Fund may redeem your account after 60 days' written notice to you.

           Exchanges    You can exchange all or part of your shares for shares
                        of the same class in another Delaware Investments fund.
                        If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware
                        Investments family.

          Dividends,    Dividends, if any, are declared daily and paid monthly.
      distributions     Capital gains, if any, are paid twice a year. We
          and taxes     automatically reinvest all dividends and any capital
                        gains.

                        Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash. Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

                        We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year. Distributions declared in October, November or December but paid in January are taxable as if they were paid in December.


    |                                                                 Statement of Additional
S-V | Signature guarantee               Standard deviation            Information (SAI)                Total return
    | ---------------------------------------------------------------------------------------------------------------------------
    | Certification by a bank,          A measure of an               The document serving as          An investment
      brokerage firm or other           investment's volatility;      "Part B" of a fund's             performance measurement,
      financial institution that a      for mutual funds,             prospectus that provides         expressed as a percentage,
      customer's signature is valid;    measures how much a           more detailed information        based on the combined
      signature guarantees can be       fund's total return has       about the fund's                 earnings from dividends,
      provided by members of the        typically varied from its     organization, investments,       capital gains and change in
      STAMP program.                    historical average.           policies and risks.              price over a given period.

Certain management considerations
--------------------------------------------------------------------------------
     Year 2000  As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund. The Year 2000 Problem may adversely affect the issue of securities in which the Fund invests. The portfolio managers and investment professionals of the Fund consider Year 2000 issues in the securities selection and investment process. However, there can be no guarantee that, even with their due diligence efforts, they will be able to predict the affect of Year 2000 on any company or the performance of its securities.

Investments by  The Fund accepts investments from the series portfolios of fund of funds  Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on the Fund and Foundation Funds as a result of these transactions.

Treasury bills            Treasury bonds             Treasury notes         Volatility
---------------------------------------------------------------------------------------------------------------------------------
Securities issued by      Securities issued by       Securities issued by   The tendency of an investment to go up or down in
the U.S. Treasury         the U.S. Treasury          the U.S. Treasury      value by different magnitudes. Investments that
with maturities of        with maturities of         with maturities of     generally go up or down in value in relatively small
one year or less.         10 years or longer.        one to 10 years.       amounts are considered "low volatility" investments,
                                                                            whereas those investments that generally go up or
                                                                            down in value in relatively large amounts are
                                                                            considered "high volatility" investments.

Financial highlights
--------------------------------------------------------------------------------

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                                                    Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                                                                            Year ended
Delaware American                                                                                                 7/31
Government Bond Fund                                            1999        1998         1997        1996         1995
 .......................................................................................................................
Net asset value, beginning of period                           $7.720      $7.760       $7.590       7.860       $8.000

Income (loss) from investment operations:

Net investment income                                           0.495       0.550        0.567       0.611        0.679

Net realized and unrealized gain (loss) on investments
   and futures contracts                                       (0.418)     (0.040)       0.170      (0.270)      (0.140)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.077       0.510        0.737       0.341        0.539
                                                               ------      ------       ------      ------       ------
Less dividends:

Dividends from net investment income                           (0.497)     (0.550)      (0.567)     (0.611)      (0.679)
                                                               ------      ------       ------      ------       ------
Total dvidends                                                 (0.497)     (0.550)      (0.567)     (0.611)      (0.679)
                                                               ------      ------       ------      ------       ------
Net asset value, end of year                                   $7.300      $7.720       $7.760      $7.590       $7.860
                                                               ======      ======       ======      ======       ======
Total return(1)                                                 0.89%       6.80%       10.10%       4.39%        7.14%

Ratios and supplemental data:

Net assets, end of year (000 omitted)                         $30,883     $17,865      $12,053     $10,780       $8,316

Ratio of expenses to average net assets                         0.95%       0.90%        0.86%       0.90%        0.94%

Ratio of net investment income to average net assets            6.46%       7.10%        7.43%       7.85%        8.66%

Portfolio turnover                                               142%        119%          63%         81%          70%
-----------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

How to read the Financial highlights
--------------------------------------------------------------------------------


Net investment income
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss) on investments and futures contracts A realized gain on investments occurs when we sell an investment at a profit, while a realized loss on investments occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends--Dividends from net investment income."

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities that are attributable to that class of the Fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.


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Delaware American Government Bond Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual report to shareholders. In the Fund's shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Client Services Representative

800.510.4015

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

  Investment Company Act file number: 811-4304

  Delaware American Government Bond Fund Symbols
                                                    CUSIP        NASDAQ
                                                    -----        ------
  Institutional Class                             246094502       DUGIX


DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London